UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 3, 2006
ALON USA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32567 (Commission File Number)	74-2966572 (IRS Employer Identification No.)
7616 LBJ Freeway, Suite 300
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 367-3600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
     On May 31, 2006, SCS Finance I, L.P., a Delaware limited partnership (“SCS Finance I”) and SCS Finance II, L.P., a Delaware limited partnership (“SCS Finance II” and together with SCS Finance I, the “Borrowers”), as borrowers under (i) the Loan Agreement by and between GE Capital Franchise Finance Corporation, a Delaware corporation (“GE Capital”) and SCS Finance I dated October 1, 2002 (the “SCS Finance I Loan Agreement”), (ii) the Loan Agreement by and between GE Capital and SCS Finance II dated October 1, 2002 (the “SCS Finance II Loan Agreement”), (iii) the Equipment Loan and Security Agreement by and between GE Capital and SCS Finance I dated October 1, 2002 (the “SCS Finance I Security Agreement”) and (iv) the Equipment Loan and Security Agreement by and between GE Capital and SCS Finance II dated October 1, 2002 (the “SCS Finance II Security Agreement” and together with the SCS Finance I Loan Agreement, the SCS Finance II Loan Agreement and the SCS Finance I Security Agreement, the “Loan Documents”), reported delivery of a notice to GE Capital of the Borrowers’ intent to prepay in full all of their respective outstanding obligations under the Loan Documents. The Borrowers are wholly-owned subsidiaries of Alon USA Energy, Inc., the registrant (the “Company”).
     On July 3, 2006, the Borrowers made a payment of $30.2 million in satisfaction of all of their outstanding obligations under the Loan Documents. Although the Loan Documents were terminated effective July 3, 2006, the Borrowers remain liable for surviving indemnity obligations.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On July 3, 2006, Southwest Convenience Stores, LLC, a Texas limited liability company and subsidiary of the Company (“SCS”), completed a draw down of $50 million under its Credit Agreement, dated June 6, 2006, by and among SCS, as borrower, and Wachovia Bank, National Association, as Administrative Agent and Issuing Bank (the “Credit Facility”), to finance (i) the prepayment of all of the Borrowers’ outstanding obligations under the Loan Documents as described under Item 1.02 above and (ii) in part, the previously announced acquisition by Alon USA Interests, LLC, a Texas limited liability company and subsidiary of the Company, of all the membership interests of Good Time Enterprise, LLC, a Delaware limited liability company, which owns 40 Good Time Stores in El Paso, Texas. Borrowings under the Credit Facility were made in the form of a $30 million term loan and a $20 million revolving credit loan.
     A copy of the Credit Facility is contained in the Current Report on Form 8-K filed by the Company on June 6, 2006, and is incorporated herein by reference. The description of the Credit Facility contained herein is qualified in its entirety by reference to the full text of the Credit Facility.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON USA ENERGY, INC.
By:	/s/ Harlin R. Dean
Harlin R. Dean
Vice President, General Counsel and Secretary

Date: July 5, 2006